Exhibit 10.146

AMENDMENT NO. 4
TO CONTRACT CONCERNING THE PROPERTY AT:

24.23 ACRES OF VACANT LAND (APNs: 0620-223-04, -05, -06), TWENTYNINE PALMS,
SAN BERNARDINO COUNTY, CALIFORNIA

Purchaser and Seller agree to an option arrangement where an option (the “Option”) to purchase the property is now adopted, with the following terms:

1) Purchaser pays monthly payments equal to 6% per annum of the purchase price, or $433.42 per month, 2) the monthly payments are applied to the purchase price, provided Purchaser exercises the Option, otherwise the payments are forfeited to Seller, 3) the term of the Option is 24 months, 4) failure to make the monthly payment terminates the Option, and 5) during the term of the Option, Seller provides the necessary consent for Purchaser to apply for a San Bernardino County conditional use permit.

DATED EFFECTIVE: May 3, 2013

PURCHASER:

Jeff Thachuk
__________________________________________
[purchaser’s signature above/printed name below]
CORONUS 29-PALMS MORONGO LLC

SELLER:

Albert J. Carness
__________________________________________
[seller’s signature above/printed name below]
ALBERT J. CARNESS